Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 1 Note: all references to $ are to US$ ASX ANNOUNCEMENT 20 January 2023 Life360 announces Executive changes San Francisco-based Life360, Inc. (Life360 or the Company) (ASX: 360) today announces specific executive changes related to the organizational restructure announced to ASX on 13 January 2023. Current Chief Operating Officer (COO), David Rice will be taking on a newly created role as GM of International. A search for a replacement COO will be undertaken to support CEO Chris Hulls, and enable Chris to focus on product and design. CJ Prober will lead the search, and will resign from his position as President after an extended transition period with the new COO; CJ will remain as an advisor to the Company for an extended period. Please see the attached Form 8-K for additional information. Life360 CEO and Co-Founder Chris Hulls said: “I am very appreciative of the way in which our Executive group has come together and forged a plan that will be the most effective for Life360 moving forward. We are at a pivot point in the Company’s history, with demonstrated success in growing users and subscribers, completion of major strategic initiatives, including the full integration of Jiobit and Tile, and with real excitement for the launch of Tile hardware bundled with the Life360 subscription in CY23 Q1. We could not have achieved all of this without the incredible efforts of all those involved. I particularly want to thank CJ for his close partnership throughout the Tile acquisition and integration. CJ’s 100% commitment and guidance through this process has been instrumental to its success. International growth is a strategic imperative for Life360, and I can think of no one better to lead that effort than David Rice. David’s long tenure at the Company, and deep knowledge of Life360 will enable us to build on the recent momentum in International users to deliver long term and sustainable global growth.” Authorisation Chris Hulls, Director, Co-Founder and Chief Executive Officer of Life360 authorised this announcement being given to ASX. About Life360 Life360 operates a platform for today's busy families, bringing them closer together by helping them better know, communicate with, and protect the pets, people and things they care about most. The Company's core offering, the Life360 mobile app, is a market leading app for families, with features that range from communications to driving safety and location sharing. Life360 is based in San Francisco and had approximately 47.0 million monthly active users (MAU) as of September 30, 2022, located in more than 150 countries. For more information, please visit life360.com. Tile, a Life360 company, locates millions of unique items every day by giving everything the power of smart location. Leveraging its superior nearby finding features and vast community that spans over 150 countries, Tile’s cloud-based finding platform helps people find the things that matter to them most. In addition to trackers in multiple form factors for a variety of use cases, Tile’s finding technology is embedded in over 55 partner products across audio, travel, wearables, smart home, and PC categories. For more information, please visit Tile.com.

Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 2 Contacts For Australian investor enquiries: For Australian media enquiries: Jolanta Masojada, +61 417 261 367 Giles Rafferty, +61 481 467 903 jmasojada@life360.com grafferty@firstadvisers.com.au For U.S. investors: For U.S. media inquiries: Investors@life360.com press@life360.com Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Forward-looking statements This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Life360 intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding Life360’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Life360’s expectations with respect to the transition process for the Company executive officers and the Company’s ability to find a new COO. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Investors and prospective investors are cautioned not to place undue reliance on these forward-looking statements as they involve inherent risk and uncertainty (both general and specific) and should note that they are provided as a general guide only and should not be relied on as an indication or guarantee of future performance. There is a risk that such predictions, forecasts, projections and other forward-looking statements will not be achieved. Subject to any continuing obligations under applicable law, Life360 does not undertake any obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date of this announcement, to reflect any change in expectations in relation to any forward-looking statements or any change in events, conditions or circumstances on which any such statements are based. Although Life360 believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, Life360 can give no assurance that such expectations and assumptions will prove to be correct and actual results may vary in a materially positive or negative manner. They are subject to known and unknown risks, uncertainty, assumptions and contingencies, many of which are outside Life360’s control, and are based on estimates and assumptions that are subject to change and may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to the Company’s business, as described in greater detail under the heading “Risk Factors” in the Company’s ASX filings, Form 10 Registration Statement filed with the Securities and Exchange Commission (“SEC”) on 26 April 2022, as amended by Amendment No. 1 filed on 13 June 2022 and Amendment No. 2 filed on 5 July 2022, and effective as of 27 June 2022, and subsequent reports filed with the SEC. To the maximum extent permitted by law, responsibility for the accuracy or completeness of any forward-looking statements whether as a result of new information, future events or results or otherwise is disclaimed. This announcement should not be relied upon as a recommendation or forecast by Life360. Past performance information given in this document is given for illustrative purposes only and is not necessarily a guide to future performance and no representation or warranty is made by any person as to the likelihood of achievement or reasonableness of any forward-looking statements, forecast financial information, future share price performance or any underlying assumptions. Nothing contained in this document nor any information made available to you is, or shall be relied upon as, a promise, representation, warranty or guarantee as to the past, present or the future performance of Life360.

280407706 v4 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________ FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): January 19, 2023 Life360, Inc. (Exact name of registrant as specified in its charter) Delaware 000-56424 26-0197666 (State or other jurisdiction of incorporation or organization) (Commission File Number) (I.R.S. Employer Identification No.) 539 Bryant Street, Suite 402 San Francisco, CA 94107 (Address of principal executive offices, including zip code) (415) 484-5244 (Registrant’s telephone number, including area code) Not applicable. (Former name or former address, if changed since last report) ______________ Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

280407706 v4 Title of each class Trading Symbol(s) Name of each exchange on which registered None. None. None. Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

280407706 v4 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers. Transition of David Rice On January 18, 2023, the Company and David Rice agreed that Mr. Rice would be taking on a newly created role as GM of International and stepping down from his current role as Chief Operating Officer of the Company, effective immediately. Departure of CJ Prober On January 18, 2023, Charles (CJ) Prober and Life360, Inc. (the “Company”) agreed that Mr. Prober will step down from his current positions as President of the Company and as the Chief Executive Officer of the Company’s subsidiary Tile, Inc., effective on the earlier of (i) 30 calendar days after the date that the Company appoints a chief operating officer (or equivalent role) of the Company and (ii) September 2, 2023 (the “Effective Date”). A copy of the Company’s press release announcing Mr. Prober’s departure and Mr. Rice’s transition to a new role is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Prober’s Separation Agreement The Company and Mr. Prober entered into a separation agreement (the “Separation Agreement”), pursuant to which, subject to Mr. Prober’s execution and non-revocation of a general release and waiver of claims in favor of the Company, Mr. Prober will receive within one week of the Effective Date the severance benefits to which he is entitled pursuant to the terms of his employment agreement with the Company in the case of a resignation for good reason, except that, instead of accelerating immediately upon the Effective Date, any stock options, restricted stock units or other equity awards granted to Mr. Prober that are outstanding as of the Effective Date shall continue to be exercisable and vest (as applicable) until July 6, 2024 (the “Equity Vesting Period”). Pursuant to the Separation Agreement, Mr. Prober also agreed to provide certain transition and advisory services as an independent contractor to the Company through the Equity Vesting Period. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. Item 9.01 Financial Statements and Exhibits. (d) Exhibits Exhibit No. Description 99.1 Press Release, dated January 20, 2023 (Australian Eastern Time) 104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

280407706 v4 SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. LIFE360, INC. Dated: January 19, 2023 By: /s/ Russell Burke Russell Burke Chief Financial Officer